Exhibit 10.1
Execution Version
EXTENSION AGREEMENT
EXTENSION AGREEMENT (this “Agreement”), dated as February 21, 2023, for the Credit Agreement, dated as of February 21, 2020 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 27, 2022 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Applied Materials, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
The parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.
SECTION 2. Extension. Each of the undersigned Lenders hereby agrees to extend the Termination Date with respect to such Lender, pursuant to Section 2.20 of the Credit Agreement, to February 21, 2026.
SECTION 3. Effectiveness. This Agreement shall become effective on and as of February 21, 2023 (the “Extension Date”), subject only to:
(a)    receipt by the Administrative Agent from the Borrower and the Lenders parties hereto, who constitute Lenders having Commitments equal to at least 50% of the Commitments in effect immediately prior to the Extension Date, of a counterpart of this Agreement signed on behalf of such parties;
(b)    the conditions precedent set forth in Section 3.03 of the Credit Agreement being satisfied on and as of the Extension Date; and
(c)    receipt by the Administrative Agent of fees for the accounts of Lenders as heretofore mutually agreed.
SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that the statements set forth in Section 3.03(a)(i) and Section 3.03(a)(ii) of the Credit Agreement are true and correct on and as of the Extension Date with respect to this Agreement and to the Credit Agreement as amended hereby.
SECTION 5. Reference to and Effect Upon the Credit Agreement.
(a)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and as of the Extension Date, this Agreement shall for all purposes constitute a Loan Document.
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(b)    On and as of the Extension Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.
(c)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
SECTION 6. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York. The provisions of Sections 8.09(b) and (c) and Section 8.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.
SECTION 7. Costs and Expenses. The Borrower hereby agrees to reimburse the Administrative Agent for their reasonable out of pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Administrative Agent in accordance with Section 8.03 of the Credit Agreement.
SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 9. Headings. The headings of this Agreement are included for convenience of reference only and shall not affect the interpretation of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

APPLIED MATERIALS, INC.
By: /s/ Harrison Lee
Name: Harrison Lee
Title: Treasurer

[Signature Page to Extension Agreement – Applied Materials (2023)]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Lender and Issuing Bank

By: /s/ John Kowalczuk
Name: John Kowalczuk
Title: Executive Director

[Signature Page to Extension Agreement – Applied Materials (2023)]

CITIBANK, N.A.,
as a Lender and Issuing Bank

By: /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

[Signature Page to Extension Agreement – Applied Materials (2023)]

MUFG Bank, Ltd.
as a Lender and Issuing Bank

By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature Page to Extension Agreement – Applied Materials (2023)]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By: /s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Senior Vice President

[Signature Page to Extension Agreement – Applied Materials (2023)]

Wells Fargo Bank, National Association,
as a Lender and Issuing Bank

By: /s/ Derek Jensen
Name: Derek Jensen
Title: Vice President

[Signature Page to Extension Agreement – Applied Materials (2023)]

Mizuho Bank, Ltd.,
as a Lender and Issuing Bank

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

[Signature Page to Extension Agreement – Applied Materials (2023)]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Herman Chang
Name: Herman Chang
Title: Vice President

[Signature Page to Extension Agreement – Applied Materials (2023)]

THE BANK OF NEW YORK MELLON,
as a Lender

By: /s/ Yipeng Zhang
Name: Yipeng Zhang
Title: Vice President

[Signature Page to Extension Agreement – Applied Materials (2023)]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Extension Agreement – Applied Materials (2023)]

BNP PARIBAS,
as a Lender

By: /s/ Theodore Olson
Name: Theodore Olson
Title: Managing Director

By: /s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

[Signature Page to Extension Agreement – Applied Materials (2023)]

Industrial and Commercial Bank of China
Limited, New York Branch, as a Lender

By: /s/ Tony Huang
Name: Tony Huang
Title: Director

By: /s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director

[Signature Page to Extension Agreement – Applied Materials (2023)]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Brian P. Fox
Name: Brian P. Fox
Title: Senior Vice President

[Signature Page to Extension Agreement – Applied Materials (2023)]